Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ James F. Betts
                              James F. Betts

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Alvin R. Clements
                              Alvin R. Clements

                              Date: July 12, 1995



                                                                Exhibit 24

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Phyllis L. Cothran
                              Phyllis L. Cothran

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Jack H. Ferguson
                              Jack H. Ferguson

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Robert L. Freeman
                              Robert L. Freeman

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Thomas R. Glass
                              Thomas R. Glass

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Minnie Bassett Lane
                              Minnie Bassett Lane

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ George R. Lewis
                              George R. Lewis

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ G. Bruce Miller
                              G. Bruce Miller

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Richard L. Morrill
                              Richard L. Morrill

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Lloyd U. Noland, III
                              Lloyd U. Noland, III

                              Date: July 12, 1995

                                                                Exhibit 24


                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Central Fidelity Banks, Inc. (the "Company"), a Virginia corporation, hereby constitutes and appoints Lewis N. Miller, Jr., Charles
W. Tysinger, William N. Stoyko and James F. Campbell, any of whom may act individually, as my attorney-in-fact, each with power of substitution, for me in my name, place and stead, in any and all capacities, to execute and file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8, with any and all schedules, exhibits and other documents pertaining thereto or in connection therewith, and any and all amendments or supplements thereto, relating to the registration under the Securities Act of 1933, as amended, of up to 500,000 shares of the Company's Common Stock, par value $5.00, with associated share purchase rights (the "Shares"), for issuance and sale under the Company's Stock and Thrift Plan. The attorneys-in-fact are further authorized to execute and deliver all documents, instruments, agreements and regulatory or governmental filings to the Commission and any applicable securities or Blue Sky authorities of any state or other jurisdiction in connection with the offer and sale of the Shares. The undersigned hereby ratifies and confirms all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ William G. Reynolds, Jr.
                              William G. Reynolds, Jr.

                              Date: July 12, 1995